UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2025

Rhino Bitcoin Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-233778	61-1907931
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue #310 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-854-3824

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Exchange Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

This Amendment No. 1 to Form 8-K amends Rhino Bitcoin Inc.’s Current Report on Form 8-K filed August 21, 2025 to include the financial statements of Rhino Digital Inc. for the years ended December 31, 2024 and 2023. The financial statements of Rhino Digital Inc. for the six months ended June 30, 2025 and pro forma financial information will be filed by amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of Business Acquired. See Exhibit 99.3 and 99.4.

(b) Pro forma financial information. Pro forma financial information with respect to the disposition of Phoenix Plus Labuan was previously filed as Exhibit 99.1. The required pro forma financial information with respect to the acquisition of Rhino Digital Inc. will be filed by amendment as Exhibit 99.2.

(c) Shell company transactions. Not applicable.

(d) Exhibits

Exhibit No.	Description
99.1	Pro forma financial information (disposition of Phoenix Plus Labuan) (previously filed)
99.2	Pro forma financial information (acquisition of Rhino Digital Inc.) (to be filed by amendment)
99.3	Financial statements for years ended December 31, 2024 and 2023 of Rhino Digital Inc. (filed herewith)
99.4	Financial statements for six months ended June 30, 2025 of Rhino Digital Inc. (to be filed by amendment)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Rhino Bitcoin Inc.

Date: April 15, 2026	By:	/s/ Lyle Hauser
	Name:	Lyle Hauser
	Title:	Chief Executive Officer